                           Schedule 14A Information

                                (Rule 14A-101)
                    Information Required in Proxy Statement
                           Schedule 14A Information
               Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.   )

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                BlackRock Funds


                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

[LOGO OF BLACKROCK]

                                BLACKROCK FUNDS

                             100 Bellevue Parkway
                          Wilmington, Delaware 19809

    April 4, 2001

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


    To the Shareholders:

    A Special Meeting of Shareholders of the BlackRock Funds (the "Fund") will be held at the offices of BlackRock Advisors, Inc., 100 Bellevue Parkway, Wilmington, Delaware 19809 on the 3rd floor, on May 4, 2001, at 10:00 a.m., for the purpose of considering and voting upon:

      1. The election of Trustees (Proposal 1).

      2. Any other business that may properly come before the meeting.

    The close of business on March 20, 2001 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting of Shareholders.

    By Order of the Board of Trustees,

    /s/ David R. Wilmerding, Jr.
    David R. Wilmerding, Jr.
    Chairman of the Board


 TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be.

                     Instructions for Signing Proxy Cards

  The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

  1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

  2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

  3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                                 Registration

      Corporate Accounts                      Valid Signature
      ------------------                      ---------------
      (1) ABC Corp..........................  ABC Corp. (by John Doe, Treasurer)
      (2) ABC Corp..........................  John Doe, Treasurer
      (3) ABC Corp. c/o John Doe,
       Treasurer............................  John Doe
      (4) ABC Corp. Profit Sharing Plan.....  John Doe, Trustee

      Trust Accounts
      (1) ABC Trust.........................  Jane B. Doe, Trustee
      (2) Jane B. Doe, Trustee u/t/d
       12/28/78.............................  Jane B. Doe

      Custodial or Estate Accounts
      (1) John B. Smith, Cust.
        f/b/o John B. Smith, Jr. UGMA.......  John B. Smith
      (2) John B. Smith.....................  John B. Smith, Jr., Executor

[LOGO OF BLACKROCK]

                                BLACKROCK FUNDS

                             100 Bellevue Parkway
                          Wilmington, Delaware 19809

                                PROXY STATEMENT

  This proxy statement is furnished in connection with a solicitation by the Board of Trustees of the BlackRock Funds (the "Fund") of proxies to be used at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of BlackRock Advisors, Inc., 100 Bellevue Parkway, Wilmington, Delaware 19809, on the 3rd floor, on May 4, 2001, at 10:00 a.m. (and at any adjournment or adjournments thereof) for the purpose set forth in the accompanying Notice of Special Meeting of Shareholders. This proxy statement and the accompanying form of proxy are first being mailed to shareholders on or about April 4, 2001. The Fund's Annual Reports containing financial statements for the fiscal year ended September 30, 2000 are available free of charge by contacting PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19899, or by calling (800) 441-7762 toll-free. Shareholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the Election of Trustees. The close of business on March 20, 2001 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. Each shareholder is entitled to one vote for each full share of a portfolio of the Fund (a "Share") and an appropriate fraction of a vote for each fractional Share held.

  In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal at their discretion. A shareholder vote may be taken on the proposal in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Under the Declaration of Trust of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding Shares of the Fund entitled to vote at the Meeting.

  BlackRock Advisors, Inc. ("BlackRock"), whose principal business address is 100 Bellevue Parkway, Wilmington, Delaware 19809, or an affiliate of BlackRock, is the investment adviser of each of the portfolios of the Fund.

                       PROPOSAL 1: ELECTION OF TRUSTEES

  At the Meeting, shareholders will be asked to consider the election of seven Trustees, which constitutes the entire Board of Trustees of the Fund. Each elected Trustee will hold office for an indefinite term until the earlier of
(1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified, and (2) until a Trustee resigns or until his or her term as a Trustee is terminated in accordance with the Fund's Declaration of Trust. Normally, there will be no meetings of shareholders for the purpose of electing Trustees except as required by the Investment Company Act of 1940, as amended (the "1940 Act"). See "Voting Information--Annual Meetings" below. The Trustees may, as permitted by the 1940 Act, appoint additional Trustees without shareholder approval.

  All Shares represented by valid proxies will be voted in the election of Trustees for each nominee named below, unless authority to vote for a particular nominee is withheld. The seven nominees who receive the highest number of votes cast at the Meeting will be elected as Trustees. Cumulative voting is not permitted. Each nominee has consented to being named in this proxy statement and to serve if elected. If a nominee withdraws from the election or is otherwise unable to serve, the named proxies will vote for the election of such substitute nominee as the Board of Trustees may recommend, unless the Board decides to reduce the number of Trustees serving on the Board.

  Messrs. Albertini, Clark, Fink, Hernandez and Wilmerding are incumbent Trustees. Messrs. Albertini, Clark, Hernandez and Wilmerding were last elected at a shareholder meeting held on January 4, 1996. In addition, the Fund's Nominating Committee has nominated Mr. Eizenstat and Dr. Rodin as new Trustees to be voted on by the shareholders.

  The following table provides information concerning each nominee for election as a Trustee:

                                                 Business Experience and
  Name of Nominee and     Trustee             Principal Occupations During
   Position With Fund      Since  Age              the Past Five Years
------------------------  ------- --- ---------------------------------------------
William O. Albertini       1996    57 Retired; Executive Vice President and Chief
 Trustee and Chairman of              Financial Officer from August 1997-April
 the Audit Committee                  1999, Bell Atlantic Global Wireless (global
                                      wireless communications); Executive Vice
                                      President, Chief Financial Officer and
                                      Director from February 1995-August 1997, Vice
                                      President and Chief Financial Officer from
                                      January 1991-February 1995, Bell Atlantic
                                      Corporation (a diversified telecommunications
                                      company); Director, American Water Works,
                                      Inc. (water utility) since May 1990;
                                      Director, Triumph Group, Inc. (aviation
                                      manufacturing, repair and maintenance
                                      services) since May 1999; Director, Midwest
                                      Independent Transmission Service Operator,
                                      Inc. (electrical transmission operator) since
                                      December 1998; Trustee, The Carl E. & Emily
                                      I. Weller Foundation since October 1991.

Raymond J. Clark*          1996    66 Treasurer Emeritus of Princeton University
 Trustee                              since 2001; Treasurer of Princeton University
                                      1987-2001; Trustee, The Compass Capital Group
                                      of Funds from 1987 to 1996; Trustee, Chemical
                                      Bank, New Jersey Advisory Board from 1994
                                      until 1995; Chairman of Board of Trustees,
                                      American Red Cross--Central N.J. Chapter;
                                      Trustee, Medical Center of Princeton; and
                                      Trustee, United Way--Greater Mercer County
                                      from 1996-1997.

Stuart E. Eizenstat         N/A    58 Partner, Covington & Burling (law firm)
                                      (2001-Present); Deputy Secretary of the
                                      Treasury (1999-2001), Under Secretary of
                                      State for Economic, Business and Agricultural
                                      Affairs (1997-1999), Under Secretary of
                                      Commerce for International Trade (1996-1997),
                                      Special Representative of the President and
                                      Secretary of State on Holocaust Issues (1995-
                                      2001), and U.S. Ambassador to the European
                                      Union, Department of State (1993-1996),
                                      Government of the United States of America;
                                      Partner, Vice Chairman and Chairman of the
                                      Washington Office, Powell, Goldstein, Frazer
                                      & Murphy (1981-1993); Director, Overseas
                                      Private Investment Corporation (1996-2001).

--------
* "Interested person" as defined in the 1940 Act.

                                                 Business Experience and
  Name of Nominee and     Trustee             Principal Occupations During
   Position With Fund      Since  Age              the Past Five Years
------------------------  ------- --- ---------------------------------------------
Laurence D. Fink*          2000    48 Director, Chairman and Chief Executive
 Trustee, President                   Officer of BlackRock, Inc. since its
 and Treasurer                        formation in 1998 and of BlackRock, Inc.'s
                                      predecessor entities since 1988; Chairman of
                                      the Management Committee and Co-chair of the
                                      Investment Strategy Group of BlackRock, Inc.;
                                      formerly, Managing Director of the First
                                      Boston Corporation, Member of its Management
                                      Committee, Co-head of its Taxable Fixed
                                      Income Division and Head of its Mortgage and
                                      Real Estate Products Group; currently,
                                      Chairman of the Board and Director of
                                      BlackRock's closed-end funds; Chairman of the
                                      Board and Director of Anthracite Capital,
                                      Inc.; Director of BlackRock's offshore funds
                                      and alternative investment vehicles and
                                      Chairman of the Board of Nomura BlackRock
                                      Asset Management Co., Ltd.; Vice Chairman of
                                      the Board of Trustees of Mount Sinai-New York
                                      University Medical Center and Health System
                                      and a Member of the Board of Phoenix House.

Robert M. Hernandez        1996    56 Director since 1991, Vice Chairman and Chief
 Trustee, Vice Chairman               Financial Officer since 1994, Executive Vice
 of the Board of                      President--Accounting and Finance and Chief
 Trustees and Chairman                Financial Officer from 1991 to 1994, USX
 of the Nominating                    Corporation (a diversified company
 Committee                            principally engaged in energy and steel
                                      businesses); Director and Chairman of the
                                      Executive Committee, ACE Limited (insurance
                                      company); Director and Chairman of the Board,
                                      RTI International Metals, Inc.; Chairman,
                                      Director and Member of the Investment
                                      Committee of United States Steel and Carnegie
                                      Pension Fund.

Dr. Judith Rodin            N/A    56 President, Professor of Psychology (School of
                                      Arts and Sciences), and Professor of Medicine
                                      (School of Medicine), University of
                                      Pennsylvania (1994-Present); Provost (1992-
                                      1994), Dean of Graduate School of Arts and
                                      Sciences (1991-1992), and Chair of Psychology
                                      Department (1989-1991), Yale University;
                                      Director, Aetna Corporation; Director, AMR
                                      Corporation; Director, Electronic Data
                                      Systems Corporation.

David R. Wilmerding, Jr.   1996    65 Chairman, Wilmerding & Associates, Inc.
 Chairman of the Board                (investment counsel) since 1989; Director,
                                      Beaver Management Corporation (land
                                      management corporation); Managing General
                                      Partner, Chestnut Street Exchange Fund;
                                      Director Emeritus, The Mutual Fire, Marine
                                      and Inland Insurance Company.

--------
* "Interested person" as defined in the 1940 Act.

Responsibilities of the Board of Trustees

  The Board of Trustees is responsible for ensuring that the Fund is managed in the best interests of its shareholders. The Trustees oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including BlackRock and its affiliates, the custodian, the transfer agent and the co-administrators. As part of this process, the Trustees consult with the Fund's independent accountants and with their own separate independent counsel.

  The Board of Trustees has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, the Board has an Audit Committee and Nominating Committee, which meet periodically during the year and whose responsibilities are described below. The Fund has no compensation committee.

  The Trustees regularly review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Trustees review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received and while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Trustees periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The Trustees also monitor potential conflicts of interest among the Fund, BlackRock and its affiliates and other funds and clients managed by BlackRock to ensure that the Fund is managed in a manner which is in the best interests of the Fund's shareholders.

  At February 28, 2001, Trustees and officers of the Fund as a group owned beneficially less than 1% of the outstanding Shares of the Fund.

  The Fund's Audit Committee is composed entirely of Trustees who are not "interested persons" of the Fund or of BlackRock or its affiliates within the meaning of the 1940 Act. Currently, Messrs. Albertini, Hernandez and Wilmerding are members of the Audit Committee. The Audit Committee convened twice during the fiscal year ended September 30, 2000. The principal functions of the Audit Committee are to recommend to the Board the appointment of the Fund's independent accountants, to review with the independent accountants the scope, performance and anticipated cost of their audit and to receive and consider a report from the independent accountants concerning their conduct of the audit, including the form of the opinion proposed to be rendered and any comments or recommendations the independent accountants might want to make in that connection. The Fund has adopted an Audit Committee Charter.

  The Fund's Nominating Committee, whose principal function is to recommend nominees for election as Trustees of the Fund, is composed of Messrs. Albertini, Hernandez and Wilmerding. While the Nominating Committee held no meetings during the fiscal year ended September 30, 2000, it has met a number of times since to discuss and recommend nominees for election as Trustees of the Fund.

  During the fiscal year ended September 30, 2000, the Board of Trustees met five times. Each Trustee attended at least 75% of the meetings of the Board or the committee of the Board on which he served.

  Under the federal securities laws, the Fund is required to provide to shareholders in connection with the Meeting information regarding compensation paid to Trustees by the Fund as well as by the various other U.S. registered investment companies advised by BlackRock or an affiliate of BlackRock during the Fund's prior fiscal year. The following table provides information concerning the approximate compensation paid during the fiscal year ended September 30, 2000 to each Trustee of the Fund. No remuneration was paid during the fiscal year ended September 30, 2000 by the Fund to Mr. Fink, who was elected to the Board of Trustees after the Fund's fiscal year end, and who, as an officer or employee of BlackRock, Inc., an affiliate of BlackRock, is not entitled to remuneration from the Fund. The Fund does not provide any pension or retirement benefits to Trustees.

                                                                   Total
                                                  Aggregate    Compensation
                                                 Compensation  from Fund and
   Name of Person                                 from Fund   Fund Complex/1/
   --------------                                ------------ ---------------
   David R. Wilmerding, Jr......................   $84,600       $100,600(3)/2/
   William O. Albertini.........................   $74,600       $ 74,600(1)/2/
   Raymond J. Clark.............................   $74,600       $ 74,600(1)/2/
   Robert M. Hernandez..........................   $74,600       $ 74,600(1)/2/

--------
/1/A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.
/2/Total number of investment company boards the Trustee served on within the Fund Complex.

  The executive officers of the Fund are elected and appointed by the Trustees and hold office until they resign, are removed or are otherwise disqualified to serve. In addition to Mr. Fink, the current executive officers of the Fund are:

                      Position with        Officer            Business Experience
       Name             the Fund       Age  Since            During Past Five Years
 ----------------- ------------------- --- -------   --------------------------------------
 Anne Ackerley     Assistant Secretary  39   2000    Managing Director, BlackRock Advisors,
                                                     Inc. since May 2000; First Vice
                                                     President and Chief Operating Officer,
                                                     Mergers and Acquisitions Group (1997-
                                                     2000), First Vice President and Chief
                                                     Operating Officer, Public Finance
                                                     Group (1995-1997), and First Vice
                                                     President, Emerging Markets Fixed
                                                     Income Research (1994-1995), Merrill
                                                     Lynch & Co.

 Ellen L. Corson   Assistant Treasurer  36   1998    Vice President and Director of Mutual
                                                     Fund Accounting and Administration,
                                                     PFPC Inc. since November 1997;
                                                     Assistant Vice President, PFPC Inc.
                                                     from March 1997 to November 1997;
                                                     Senior Accounting Officer, PFPC Inc.
                                                     from March 1993 to March 1997.

 Brian P. Kindelan      Secretary       41   1997    Director and Senior Counsel (since
                                                     January 2001), and Vice President and
                                                     Senior Counsel (1998-2000), BlackRock
                                                     Advisors, Inc.; Senior Counsel, PNC
                                                     Bank Corp. from May 1995 to April
                                                     1998; Associate, Stradley, Ronon,
                                                     Stevens & Young, LLP from March 1990
                                                     to May 1995.

Required Vote

  Trustees are elected by a plurality of the votes cast by the holders of Shares of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Trustees, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for Trustees.

  THE TRUSTEES, INCLUDING THE "NON-INTERESTED" TRUSTEES, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES FOR TRUSTEE.

                              VOTING INFORMATION

  RECORD DATE. Only shareholders of record at the close of business on March 20, 2001 will be entitled to vote at the Meeting. On that date the outstanding Shares of each class were as follows:

                                                                    Number of
                                                                     Shares
   Portfolio and Share Class                                       Outstanding
   ------------------------------------------------------------- ---------------
   (I)Equity Portfolios
    Large Cap Value
      Institutional Shares...................................... 115,464,898.751
      Service Shares............................................  22,214,469.368
      Series A Investor Shares..................................   3,923,118.667
      Series B Investor Shares..................................   2,253,123.920
      Series C Investor Shares..................................     724,634.153
    Large Cap Growth
      Institutional Shares......................................  62,668,721.864
      Service Shares............................................  16,563,469.904
      Series A Investor Shares..................................   4,442,622.195
      Series B Investor Shares..................................   3,426,016.554
      Series C Investor Shares..................................     644,363.496
    Mid-Cap Value
      Institutional Shares......................................  19,009,388.812
      Service Shares............................................   2,502,825.756
      Series A Investor Shares..................................     373,059.434
      Series B Investor Shares..................................     593,140.067
      Series C Investor Shares..................................     223,001.424

                                                                    Number of
                                                                      Shares
   Portfolio and Share Class                                       Outstanding
   -------------------------------------------------------------- --------------
    Mid-Cap Growth
      Institutional Shares....................................... 40,685,582.614
      Service Shares.............................................  4,798,021.279
      Series A Investor Shares...................................  5,293,556.156
      Series B Investor Shares...................................  7,850,566.433
      Series C Investor Shares...................................  3,483,526.574
    Small Cap Value
      Institutional Shares....................................... 26,120,014.209
      Service Shares.............................................  3,083,873.746
      Series A Investor Shares...................................  1,638,022.693
      Series B Investor Shares...................................    953,577.364
      Series C Investor Shares...................................    378,973.182
    Small Cap Growth
      Institutional Shares....................................... 81,669,442.776
      Service Shares............................................. 13,124,977.151
      Series A Investor Shares...................................  7,970,500.190
      Series B Investor Shares...................................  3,951,718.730
      Series C Investor Shares...................................  2,003,785.700
    Global Science & Technology
      Institutional Shares.......................................  1,918,041.346
      Service Shares.............................................      4,318.435
      Series A Investor Shares...................................  3,832,137.751
      Series B Investor Shares...................................  5,683,472.666
      Series C Investor Shares...................................  1,587,595.634
    European Equity
      Institutional Shares.......................................    877,966.102
      Service Shares.............................................         10.000
      Series A Investor Shares...................................    138,187.897
      Series B Investor Shares...................................    300,912.341
      Series C Investor Shares...................................    105,767.145
    Asia Pacific Equity
      Institutional Shares.......................................    322,009.826
      Service Shares.............................................         10.248
      Series A Investor Shares...................................      6,022.844
      Series B Investor Shares...................................      1,478.576
      Series C Investor Shares...................................        264.716
    International Equity
      Institutional Shares....................................... 54,643,947.435
      Service Shares............................................. 13,171,302.150
      Series A Investor Shares...................................  6,101,772.917
      Series B Investor Shares...................................    641,030.899
      Series C Investor Shares...................................    161,834.712
    International Emerging Markets
      Institutional Shares.......................................  7,873,086.684
      Service Shares.............................................    289,012.303
      Series A Investor Shares...................................    603,203.843
      Series B Investor Shares...................................    166,031.097
      Series C Investor Shares...................................     50,153.366
    International Small Cap
      Institutional Shares.......................................  5,813,385.314
      Service Shares.............................................    160,580.162
      Series A Investor Shares...................................  1,981,547.365
      Series B Investor Shares...................................  2,183,118.752
      Series C Investor Shares...................................  1,676,509.326
    Select Equity
      Institutional Shares....................................... 76,124,261.714
      Service Shares............................................. 13,189,282.550
      Series A Investor Shares...................................  3,818,881.321
      Series B Investor Shares...................................  4,246,556.879
      Series C Investor Shares...................................    467,043.103
    Index Equity
      Institutional Shares....................................... 27,029,404.492
      Service Shares............................................. 14,514,121.834
      Series A Investor Shares...................................  3,687,896.032
      Series B Investor Shares................................... 13,494,753.439
      Series C Investor Shares................................... 20,128,044.407
    Balanced Portfolio
      Institutional Shares....................................... 19,763,194.017
      Service Shares............................................. 11,151,683.694
      Series A Investor Shares...................................  8,523,867.552
      Series B Investor Shares...................................  5,768,733.570
      Series C Investor Shares...................................    962,908.907

                                                                    Number of
                                                                     Shares
   Portfolio and Share Class                                       Outstanding
   ------------------------------------------------------------- ---------------
    Micro-Cap Equity
      Institutional Shares......................................   2,422,490.307
      Service Shares............................................      62,755.975
      Series A Investor Shares..................................   3,560,270.150
      Series B Investor Shares..................................   5,474,570.540
      Series C Investor Shares..................................   2,917,950.293
   (II)Bond Portfolios
    Low Duration Bond
      BlackRock Shares..........................................  17,663,363.078
      Institutional Shares......................................  12,493,453.639
      Service Shares............................................   2,463,223.334
      Series A Investor Shares..................................     406,939.464
      Series B Investor Shares..................................   1,193,707.270
      Series C Investor Shares..................................     230,501.156
    Intermediate Government Bond
      Institutional Shares......................................  30,315,284.969
      Service Shares............................................   3,041,283.523
      Series A Investor Shares..................................     965,011.176
      Series B Investor Shares..................................     186,958.006
      Series C Investor Shares..................................      61,238.421
    Intermediate Bond
      BlackRock Shares..........................................  25,531,859.560
      Institutional Shares......................................  56,015,468.530
      Service Shares............................................   3,280,609.872
      Series A Investor Shares..................................     512,091.927
      Series B Investor Shares..................................     143,184.072
      Series C Investor Shares..................................      62,505.773
    Government Income
      Series A Investor Shares..................................     795,321.265
      Series B Investor Shares..................................   2,497,519.387
      Series C Investor Shares..................................     153,521.806
    Core Bond Total Return
      BlackRock Shares..........................................  42,296,157.267
      Institutional Shares...................................... 112,102,033.264
      Service Shares............................................   8,318,094.094
      Series A Investor Shares..................................   1,363,210.628
      Series B Investor Shares..................................   1,783,962.214
      Series C Investor Shares..................................   1,329,903.208
    GNMA Portfolio
      Institutional Shares......................................   9,704,624.931
      Service Shares............................................      16,726.516
      Series A Investor Shares..................................     242,693.570
      Series B Investor Shares..................................     100,797.058
      Series C Investor Shares..................................      22,214.928
    Managed Income
      Institutional Shares...................................... 106,731,194.532
      Service Shares............................................  28,719,663.889
      Series A Investor Shares..................................   1,739,445.231
      Series B Investor Shares..................................     595,912.234
      Series C Investor Shares..................................      31,898.020
    International Bond
      Institutional Shares......................................   7,040,782.986
      Service Shares............................................     400,380.739
      Series A Investor Shares..................................     939,211.974
      Series B Investor Shares..................................     386,205.384
      Series C Investor Shares..................................     286,866.660
    High Yield Bond
      BlackRock Shares..........................................          12.923
      Institutional Shares......................................   9,584,817.163
      Service Shares............................................       5,980.794
      Series A Investor Shares..................................     943,322.198
      Series B Investor Shares..................................   5,793,797.362
      Series C Investor Shares..................................   1,110,269.094
    Tax-Free Income
      Institutional Shares......................................  29,538,606.010
      Service Shares............................................     478,061.248
      Series A Investor Shares..................................     821,142.981
      Series B Investor Shares..................................     328,696.708
      Series C Investor Shares..................................     196,830.776
    Delaware Tax-Free Income
      Institutional Shares......................................   8,851,488.881
      Service Shares............................................          11.169

                                                                   Number of
                                                                    Shares
   Portfolio and Share Class                                      Outstanding
   ----------------------------------------------------------- -----------------
      Series A Investor Shares................................       369,501.697
      Series B Investor Shares................................       224,425.874
      Series C Investor Shares................................        43,242.382
    Ohio Tax-Free Income
      Institutional Shares....................................     8,629,552.596
      Service Shares..........................................         3,739.477
      Series A Investor Shares................................       335,402.766
      Series B Investor Shares................................       232,721.690
      Series C Investor Shares................................        43,836.031
    Kentucky Tax-Free Income
      Institutional Shares....................................    15,549,547.380
      Service Shares..........................................         9,171.073
      Series A Investor Shares................................       200,849.244
      Series B Investor Shares................................        42,612.251
      Series C Investor Shares................................        10,152.826
    New Jersey Tax-Free Income
      Institutional Shares....................................    11,413,007.589
      Service Shares..........................................     1,529,209.748
      Series A Investor Shares................................       208,219.006
      Series B Investor Shares................................       217,162.206
      Series C Investor Shares................................           457.256
    Pennsylvania Tax-Free Income
      Institutional Shares....................................    83,398,154.201
      Service Shares..........................................     1,039,037.432
      Series A Investor Shares................................     3,040,599.636
      Series B Investor Shares................................     2,136,723.438
      Series C Investor Shares................................        49,893.951
   (III)Money Market Portfolios
    Money Market
      Hilliard Lyons Shares...................................   174,083,653.140
      Institutional Shares.................................... 2,597,561,209.980
      Service Shares..........................................   752,036,388.100
      Series A Investor Shares................................   522,473,904.920
      Series B Investor Shares................................    12,297,414.390
      Series C Investor Shares................................     6,668,673.870
    U.S. Treasury Money Market
      Institutional Shares....................................   369,512,360.000
      Service Shares..........................................   400,170,624.830
      Series A Investor Shares................................    34,169,285.771
    Municipal Money Market
      Hilliard Lyons Shares...................................   108,971,280.500
      Institutional Shares....................................   448,291,823.810
      Service Shares..........................................   142,312,362.120
      Series A Investor Shares................................     8,404,844.460
    New Jersey Municipal Money Market
      Institutional Shares....................................    99,696,299.300
      Service Shares..........................................    55,519,828.760
      Series A Investor Shares................................    12,349,773.980
      North Carolina Municipal Money Market
      Institutional Shares....................................    97,151,421.820
      Service Shares..........................................       706,814.530
      Series A Investor Shares................................       371,679.970
      Series B Investor Shares................................         5,600.410
    Ohio Municipal Money Market
      Institutional Shares....................................    69,458,944.100
      Service Shares..........................................     7,186,950.230
      Series A Investor Shares................................    55,531,797.950
    Pennsylvania Municipal Money Market
      Institutional Shares....................................   508,099,123.460
      Service Shares..........................................    64,715,910.000
      Series A Investor Shares................................    88,118,325.310
    Virginia Municipal Money Market
      Institutional Shares....................................    62,373,356.210
      Service Shares..........................................       648,358.820
      Series A Investor Shares................................     1,561,252.080
   (IV)Other Portfolios
      BlackRock Strategic Portfolio I Shares..................     3,355,441.016
      Multi-Sector Mortgage Securities Portfolio IV Shares....     9,138,255.906

  QUORUM. With respect to the election of Trustees, a quorum is constituted by the presence in person or by proxy of the holders of more than 50% of the outstanding Shares of the Fund's portfolios on an aggregate basis. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Shares that are present at the Meeting but which have not been voted.

  In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve each of the nominees for Trustee are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST such proposal against any adjournment.

  ANNUAL MEETINGS. The Fund does not intend to hold annual meetings of shareholders for the election of Board members and other business unless and until such time as required by the 1940 Act, at which time the Board will call a shareholder meeting for the election of Board members. Under certain circumstances, however, shareholders have the right to call a meeting of shareholders and such meetings will be called when requested by the holders of record of 10% or more of the outstanding Shares of the Fund. To the extent required by law, the Fund will assist in shareholder communications in such matters.

  OTHER SHAREHOLDER INFORMATION. At the record date for the Meeting, affiliates of The PNC Financial Services Group, Inc., or their nominees, and affiliates of JJB Hilliard, WL Lyons, Inc., or their nominees, held of record 73.64% and 13.53%, respectively, of the outstanding Shares of the Fund as agent or custodian for their customers. At the record date the name, address and Share ownership of each person who may have possessed sole or shared voting or investment power with respect to more than 5% of the outstanding Shares of the Fund's respective Share classes and portfolios, if applicable, were as follows:

                                                                                Percentage  Percentage
                                                                    Amount of    of Class  of Portfolio
        Portfolio                Name & Address           Class   Shares Owned    Owned    Shares Owned
 ----------------------- -----------------------------   -------- ------------- ---------- ------------
 Multi-Sector Mortgage   Southlake & Co. 7M09            Shares   9,088,186.566   99.452      99.452
 Securities Portfolio IV State Street Corp.
                         Glob. Inv. Mgt. Serv.
                         Attn: Mike Connors/GMIS
                         One Enterprise Dr.
                         North Quincy, MA 02171

 BlackRock Strategic     Alltel Fixed Income Portfolio   Shares   1,075,113.988   32.040      32.040
 Portfolio I             (ATC)/1/
                         Federated Dept. Stores/1/       Shares     782,686.604   23.325      23.325

                         Ball Corporation Salaried       Shares     355,433.877   10.592      10.592
                         Pension Plan/1/

                         Ametek Inc./1/                  Shares     241,411.332    7.194       7.194

                         Abington Memorial Hospital/1/   Shares     217,158.642    6.471       6.471

                         Michigan Catholic               Shares     176,848.553    5.270       5.270
                         Conference/1/

 Asia Pacific Equity     J J B Hilliard W L Lyons Inc.   Series A     1,548.079   31.035
                         Bob M. Dobibins, A/C 2887-      Investor
                         6955/2/

                         Thomas S Bain                   Series A       768.621   15.409
                         165 E 32nd St., Apt. 11-B       Investor
                         New York, NY 10016

                         Salvatore and Barbara Capizzi   Series A       662.836   13.288
                         JT Ten                          Investor
                         28 Longwood Ave.
                         Chatham, NJ 07928

See notes at page 28.

                                                                                       Percentage  Percentage
                                                                           Amount of    of Class  of Portfolio
    Portfolio                  Name & Address                   Class     Shares Owned   Owned    Shares Owned
 ---------------  ---------------------------------------   ------------- ------------ ---------- ------------
                  J J B Hilliard W L Lyons Inc.             Series A          512.414    10.272
                  William J. Bradley                        Investor
                  Donna J. Bradley JTWROS
                  A/C 1329-4575/2/

                  J J B Hilliard W L Lyons Inc.             Series A          475.624     9.535
                  Hilliard Lyons Cust. For                  Investor
                  Gwendolyn A. Foessett IRA
                  A/C 3357-6734/2/

                  Raymond James Assoc. Inc. CSDN            Series B          621.118    42.007
                  Ove Nielsen Ira                           Investor
                  1234 Kings Way Ln
                  Tarpon Springs, FL 34689

                  J J B Hilliard W L Lyons Inc.             Series B          358.680    24.258
                  Matt Lacey                                Investor
                  A/C 4954-8062/2/

                  Merrill Lynch Pierce Fenner & Smith       Series B          287.687    19.457
                  Inc.                                      Investor
                  Financial Data Services Sec 97KP2/3/

                  J J B Hilliard W L Lyons Inc.             Series B          100.569     6.801
                  William F. Kozma                          Investor
                  A/C 5125-7930/2/

                  Jessica Ng                                Series B          100.274     6.781
                  And Can HVI Chen                          Investor
                  JT TEN WROS
                  6627 Pembroke Rd.
                  Pembrose Pines, FL 33023

                  J J B Hilliard W L Lyons Inc.             Series C          204.960    77.426
                  Wai Lun Leung                             Investor
                  A/C 2527-6891/2/

                  Khader Mohammed                           Series C           49.508    18.702
                  705-L Parkview Drive                      Investor
                  Phoenixville, PA 19460

                  Blackrock Funding Inc.                    Institutional 300,000.000    93.164       91.254
                  345 Park Avenue, 14th Floor
                  New York, NY 10154
                  PNC Bank                                  Institutional  21,999.579     6.831        6.691
                  Saxon & Co (PNC Inst)/4/
 European Equity  Merrill Lynch Pierce Fenner & Smith Inc   Series A       22,925.958    16.402
                  Financial Data Services Sec 97KP2/3/      Investor
                  J J B Hilliard W L Lyons Inc              Series A       10,670.870    16.402
                  Mary S. Holder A/C 4740-4466/2/           Investor
                  Donaldson Lufkin Jenrette5                Series A        8,314.856     5.948
                                                            Investor
                  Merrill Lynch Pierce Fenner & Smith Inc   Series B      140,431.211    46.506        9.843
                  Financial Data Services Sec 97KP2/3/      Investor
                  Merrill Lynch Pierce Fenner & Smith Inc   Series C       81,987.965    77.517        5.747
                  Financial Data Services Sec 97KP2/3/      Investor
                  Blackrock Funding Inc.                    Institutional 300,000.000    34.127       21.029
                  345 Park Avenue, 14th Floor
                  New York, NY 10154

See notes at page 28.

                                                                            Percentage  Percentage
                                                                Amount of    of Class  of Portfolio
    Portfolio            Name & Address             Class     Shares Owned    Owned    Shares Owned
 ---------------- ---------------------------   ------------- ------------- ---------- ------------
                  PNC Bank                      Institutional   215,856.711   24.555      15.131
                  Saxon & Co (PNC Inst)/4/
                  James & Nancy Grosfeld        Institutional   202,569.170   23.043      14.199
                  Suite 3000
                  20500 Civic Center Drive
                  Southfield, MI 48076
                  Merrill Lynch Pierce Fenner   Institutional   138,864.316   15.796       9.734
                  & Smith Inc
                  Financial Data Services Sec
                  97KL1/3/
 High Yield Bond  PaineWebber for the Benefit   Series A        101,462.667   10.853
                  of James Calano               Investor
                  200 Boulder View Lane
                  Boulder, CO 80304-0491

                  Merrill Lynch Pierce Fenner   Series A         82,556.655    8.831
                  & Smith Inc                   Investor
                  Financial Data Services Sec
                  97KF3/3/

                  Merrill Lynch Pierce Fenner   Series B        755,294.150   13.030
                  & Smith Inc                   Investor
                  Financial Data Services Sec
                  97KF3/3/

                  Merrill Lynch Pierce Fenner   Series C        404,354.481   36.548
                  & Smith Inc                   Investor
                  Financial Data Services Sec
                  97KF3/3/

                  PNC Bank                      Institutional 9,288,360.505   96.907      53.294
                  Saxon & Co (PNC Inst)/4/

                  PNC Bank                      Service           4,802,000   80.284
                  Saxon & Co (PNC Inst)/4/

                  J J B Hilliard W L Lyons      Service           1,166.340   19.500
                  Inc
                  Anatol A. Prasicky Ira
                  A/C 6811-2666/2/

 Global Science & Merrill Lynch Pierce Fenner   Series A        422,237.414   11.017
  Technology      & Smith Inc                   Investor
                  Financial Data Services Sec
                  97KP2/3/

                  Merrill Lynch Pierce Fenner   Series B      1,048,135.659   18.428       8.044
                  & Smith Inc                   Investor
                  Financial Data Services Sec
                  97KP2/3/

                  Merrill Lynch Pierce Fenner   Series C        690,611.960   43.524       5.300
                  & Smith Inc                   Investor
                  Financial Data Services Sec
                  97KP2/3/

                  PNC Bank                      Institutional 1,456,762.306   75.935      11.180
                  Saxon & Co (PNC Inst)/4/

                  Merrill Lynch Pierce Fenner   Institutional   339,657.507   17.705
                  & Smith Inc
                  Financial Data Services Sec
                  97KP2/3/

                  LPL Financial Services        Service           1,755.926   39.154
                  A/C 5669-3211
                  9785 Towne Centre Drive
                  San Diego, CA 92121-1968

                  BNY Clearing Services LLC     Service             879.507   19.611
                  A/C 2761-6259
                  Harold E. Douglas, Jr.
                  111 East Kilbourn Avenue
                  Milwaukee, WI 53202

                  J J B Hilliard W L Lyons      Service             526.509   11.740
                  Inc
                  PNC Bank Cust for Lawrence
                  Karino III
                  A/C 4618-4795/2/

                  PNC Bank                      Service             445.809    9.940
                  Saxon & Co (PNC Service)/4/

See notes at page 28.

                                                                                   Percentage  Percentage
                                                                     Amount of      of Class  of Portfolio
      Portfolio             Name & Address             Class       Shares Owned      Owned    Shares Owned
 ------------------- ---------------------------   ------------- ----------------- ---------- ------------
                     J J B Hilliard W L Lyons      Service                 234.319    5.224
                     Inc
                     Antoinette Lisa A/C 5537-
                     3842/2/

 Money Market        Hilliard Lyons/6/             Series A        466,324,199.520   82.682      11.335
                                                   Investor

                     Eve Winograd                  Series C            537,044.030    6.913
                     4 Sandburg Ct                 Investor
                     Teaneck, NJ 07666-6467

                     Prudential Securities Inc.    Series C            508,746.770    6.549
                     FBO                           Investor
                     Trout Trading FD Pledged
                     Coll
                     A/C for Credit Lyonnais
                     Washington Mall One
                     Church St., 4th Floor
                     Hamilton HM11 Bermuda

                     Roni Greiff Nelson            Series C            398,572.720    5.130
                     IRA Rollover                  Investor
                     36 Allen St.
                     New Hyde Park, NY 11040

                     PNC Bank, 35                  Institutional 2,503,843,646.090   96.236      60.863
                     Institutional/4/

                     PNC Bank, 35 Service/4/       Service         575,226,760.550   76.318      13.982

                     Hilliard Lyons/6/             Service          63,167,725.200    8.380

                     PNC Bank/Saxon & Co           Service          52,238,209.890    6.930
                     FBO Omnibus Accounts/4/

 U.S. Treasury Money Hilliard Lyons/6/             Series A         31,799,228.700   93.063
  Market                                           Investor

                     PNC Bank, 35                  Institutional   367,943,235.590   99.575      45.772
                     Institutional/4/

                     Chase Bank of Texas           Service         193,589,579.000   48.376      24.082
                     Obie & Co., Attn: STIF Unit
                     Mail Code 18HCB340
                     P.O. Box 2558
                     Houston, TX 77252-2558

                     PNC Bank, 35 Service/4/       Service         156,444,787.570   39.094      19.461

                     PNC Bank                      Service          39,041,278.990    9.756
                     Sweep, Treasury Mgmt/Inv.
                     Services
                     PNC Firstside Ctr P7-PFSC-
                     03-D
                     500 First Avenue
                     Pittsburgh, PA 15265

 Large Cap Value     Merrill Lynch Pierce Fenner   Series A            350,425.588    8.989
                     & Smith Inc                   Investor
                     Financial Data Services Sec
                     97KK3/3/

                     Merrill Lynch Pierce Fenner   Series B            446,802.915   19.781
                     & Smith Inc                   Investor
                     Financial Data Services Sec
                     97AP6/3/

                     Merrill Lynch Pierce Fenner   Series C            466,458.001   67.054
                     & Smith Inc                   Investor
                     Sec 97KN6/3/

                     PNC Bank                      Institutional    96,549,491.372   83.597      66.788
                     Saxon & Co (PNC Inst)/4/

                     Merrill Lynch Pierce Fenner   Institutional    17,010,828.644   14.728      11.767
                     Financial Data Services Sec
                     97L08/3/

See notes at page 28.

                                                                            Percentage  Percentage
                                                               Amount of     of Class  of Portfolio
   Portfolio            Name & Address            Class      Shares Owned     Owned    Shares Owned
---------------  ---------------------------  ------------- --------------- ---------- ------------
                 PNC Bank                     Service        16,187,455.127   72.868      11.197
                 Saxon & Co (PNC Serv)/4/
                 PFPC/7/                      Service         2,656,669.245   11.959
Intermediate     Merrill Lynch Pierce Fenner  Series A          120,722.528   10.613
Government Bond  & Smith Inc                  Investor
                 Financial Data Services Sec
                 97KL3/3/
                 Merrill Lynch Pierce Fenner  Series B           90,695.346   48.441
                 & Smith Inc                  Investor
                 Financial Data Services Sec
                 97MK8/3/
                 Donaldson Lufkin             Series B           13,644.544    7.287
                 Jenrette/5/                  Investor
                 Merrill Lynch Pierce Fenner  Series C           40,329.401   47.982
                 & Smith Inc                  Investor
                 Financial Data Services Sec
                 97KP6/3/
                 PaineWebber for the Benefit  Series C           22,812.074   27.140
                  of Haim Weissman            Investor
                 Atara Weissman JTWROS
                 6 Hilltop Pl.
                 Monsey, NY 10952-2403
                 J J B Hilliard W L Lyons     Series C            4,921.995    5.855
                 Inc.                         Investor
                 Montgomery Brook Condo
                 Assoc.
                 Reserve AC, A/C 6149-
                 2991/2/
                 Prudential Securities Inc.   Series C            4,526.567    5.385
                 FBO                          Investor
                 Mrs. Robbie Y. Kestner TTEE
                 Robbie Y. Kestner
                 Revocable Trust UA DTD
                 09 22 98
                 St. Louis, MO 63141
                 PNC Bank                     Institutional  29,389,169.391   96.945      84.164
                 Saxon & Co (PNC Inst)/4/

                 PNC Bank                     Service         2,679,966.283   83.891       7.674
                 Saxon & Co (PNC Service)/4/

                 Charles Schwab & Co. Inc.    Service            335,192.67   10.492
                 For Exclusive Benefit of
                 Customers
                 Special Custody Account
                 Attn: Mutual Funds
                 San Francisco, CA 94104
Municipal Money  Hilliard Lyons/6/            Series A        8,362,059.580   99.490
Market                                        Investor

                 PNC Bank, 35                 Institutional 448,191,672.620   99.977      63.305
                 Institutional/4/

                 PNC Bank, 35 Service/4/      Service        70,557,282.200   49.579       9.965

                 PNC Bank                     Service        56,612,118.140   39.780       7.996
                 Sweep, Treasury Mgmt/Inv.
                 Services
                 PNC Firstside Ctr P7-PFSC-
                 03-D
                 500 First Avenue
                 Pittsburgh, PA 15265

                 Hilliard Lyons/6/            Service        12,794,863.840    8.990

See notes at page 28.

                                                                             Percentage  Percentage
                                                                Amount of     of Class  of Portfolio
   Portfolio             Name & Address            Class      Shares Owned     Owned    Shares Owned
----------------  ---------------------------  ------------- --------------- ---------- ------------
Small Cap Value   Merrill Lynch Pierce Fenner  Series A          295,783.705   18.044
                  & Smith Inc                  Investor
                  Financial Data Services Sec
                  97KK5/3/

                  Merrill Lynch Pierce Fenner  Series B          266,752.074   27.957
                  & Smith Inc                  Investor
                  Financial Data Services Sec
                  97KE6/3/

                  Merrill Lynch Pierce Fenner  Series C          236,764.103   62.326
                  Sec 97KN8/3/                 Investor

                  PNC Bank                     Institutional  19,987,624.300   76.585      62.156
                  Saxon & Co (PNC Inst)/4/

                  National City Bank Kentucky  Institutional   2,177,334.844    8.342       6.770
                  Humana Retirement/Savings
                  TR
                  Mutual Funds/40-690499124
                  P. O. Box 94984
                  Cleveland, OH 44101-4984

                  The Northern Trust Co/Cust.  Institutional   1,828,517.971    7.006       5.686
                  FBO Pennstate Geisinger
                  #26-02236
                  801 South Canal
                  P. O. Box 92956
                  Chicago, IL 60675

                  PNC Bank                     Service         2,627,882.845   85.172       8.172
                  Saxon & Co (PNC Service)/4/

                  PFPC/7/                      Service           191,485.684    6.206

Large Cap Growth  Merrill Lynch Pierce Fenner  Series B          407,037.376   11.850
                  & Smith Inc                  Investor
                  Financial Data Services Sec
                  97CC0/3/

                  Merrill Lynch Pierce Fenner  Series C          240,389.178   37.248
                  & Smith Inc                  Investor
                  Financial Data Services Sec
                  97KN7/3/

                  PNC Bank                     Institutional  60,450,673.901   96.444      69.004
                  Saxon & Co (PNC Inst)/4/

                  PNC Bank                     Service        14,044,949.447   84.794      16.032
                  Saxon & Co (PNC Service)/4/

                  PFPC/7/                      Service         1,982,644.308   11.969

Managed Income    Merrill Lynch Pierce Fenner  Series A           88,666.390    5.065
                  & Smith Inc                  Investor
                  Financial Data Services Sec
                  97KL8/3/

                  Merrill Lynch Pierce Fenner  Series B           86,385.532   14.492
                  & Smith Inc                  Investor
                  Financial Data Services/3/

                  Merrill Lynch Pierce Fenner  Series C           27,482.416   86.157
                  & Smith Inc                  Investor
                  Financial Data Services/3/

                  J J B Hilliard W L Lyons     Series C            2,072.181    6.496
                  Inc.                         Investor
                  Gregory J. Miller and
                  A/C 5895-8110/2/

                  J J B Hilliard W L Lyons     Series C            2,036.727    6.385
                  Inc.                         Investor
                  Hilliard Lyons Custodian
                  for
                  Arvil A. Jaggers IRA
                  A/C 4555-1550/2/

                  PNC Bank                     Institutional 103,364,567.031   96,841      74.982
                  Saxon & Co (PNC Inst)/4/

                  PNC Bank                     Service        20,952.248.991   72.908      15.199
                  Saxon & Co (PNC Service)/4/

                  PFPC7                        Service         7,586,148.049   26.397       5.503

See notes at page 28.

                                                                              Percentage  Percentage
                                                                 Amount of     of Class  of Portfolio
    Portfolio              Name & Address            Class      Shares Owned    Owned    Shares Owned
------------------  ---------------------------  ------------- -------------- ---------- ------------
Tax-Free Income     A G Edwards Sons Inc. FBO    Series A         182,315.406   22.215
                    Franklin H. Sinclair         Investor
                    Shirley Sinclair
                    A/C 0644-191109
                    One North Jefferson
                    St. Louis, MO 63103-2287

                    Merrill Lynch Pierce Fenner  Series B          57,071.940   17.363
                    & Smith Inc                  Investor
                    Financial Data Services Sec
                    97KN2/3/

                    Donaldson Lufkin Jenrette5   Series B          22,381.379    6.809
                                                 Investor

                    Donaldson Lufkin             Series B          21,314.387    6.484
                    Jenrette/5/                  Investor

                    Merrill Lynch Pierce Fenner  Series C          71,964.159   32.178
                    Financial Data Services Sec  Investor
                    97KR0/3/

                    Legg Mason Wood Walker Inc.  Series C          63,522.607   28.404
                    128-00559-12                 Investor
                    P.O. Box 1476
                    Baltimore, MD 21202

                    Salomon Smith Barney Inc.    Series C          26,807.015   11.986
                    001631066638                 Investor

                    J J B Hilliard W L Lyons     Series C          22,044.243    9.857
                    Inc.                         Investor
                    Margaret S. Mastronie and
                    A/C 6088-6949/2/

                    J J B Hilliard W L Lyons     Series C          14,547.408    6.504
                    Inc.                         Investor
                    Gian Paolo Caccini
                    Marinella Caccini JTWROS
                    A/C 1844-4292/2/

                    PFPC/7/                      Service          247,475.122   51.766

                    PNC Bank                     Service          126,461.749   26.453
                    Saxon & Co (PNC Service)/4/

                    PNC Bank                     Institutional 28,939,695.282   97.960      92.184
                    Saxon & Co (PNC Inst)/4/

Balanced Portfolio  Merrill Lynch Pierce Fenner  Series A       2,312,346.378   27.114       5.007
                    & Smith Inc                  Investor
                    Financial Data Services Sec
                    97KL1/3/

                    Merrill Lynch Pierce Fenner  Series B         995,214.393   17.247
                    & Smith Inc                  Investor
                    Financial Data Services Sec
                    97KM6/3/

                    Merrill Lynch Pierce Fenner  Series C         744,532.394   77.532
                    & Smith Inc                  Investor
                    Financial Data Services Sec
                    97KP4/3/

                    PNC Bank                     Institutional 19,112,749.910   96.709      41.393
                    Saxon & Co (PNC Inst)/4/

                    PNC Bank                     Service       11,077,420.538   99.334      23.990
                    Saxon & Co (PNC Service)/4/

See notes at page 28.

                                                                                Percentage  Percentage
                                                                   Amount of     of Class  of Portfolio
     Portfolio               Name & Address            Class      Shares Owned    Owned    Shares Owned
--------------------  ---------------------------  ------------- -------------- ---------- ------------
International Equity  Prudential Securities Inc.   Series A         230,722.988    8.733
                      FBO                          Investor
                      MS Performance Fund Ltd.
                      Montague Sterling Centre
                      East Bay St. P.O. Box SS-
                      6238
                      Nassau, The Bahamas

                      Mac & Co                     Series A         135,244.790    5.119
                      108415S7007                  Investor
                      P.O. Box 534005
                      Pittsburgh, PA 15253-4005

                      Merrill Lynch Pierce Fenner  Series B          54,025.239    8.360
                      & Smith Inc                  Investor
                      Financial Data Services Sec
                      97KG8/3/

                      Merrill Lynch Pierce Fenner  Series C         108,234.638   66.630
                      & Smith Inc                  Investor
                      Financial Data Services Sec
                      97KP0/3/
                      PNC Bank                     Institutional 52,328,499.352   96.229      73.879
                      Saxon & Co (PNC Inst)/4/

                      PNC Bank                     Service       11,009,016.136   84.686      15.543
                      Saxon & Co (PNC Service)/4/

                      PFPC/7/                      Service        1,422,071.501   10.939
Ohio Tax-Free Income  J J B Hilliard W L Lyons     Series A          52,337.301   15.714
                      Inc.                         Investor
                      Rawdon Betty Hobbie
                      Trustees
                      A/C 4380-5440/2/

                      Saxon & Co.                  Series A          35,899.294   10.779
                      FBO Cleveland Van Wert       Investor
                      A/C 70-700011038040
                      Mutual Fund Processing--2nd
                      Floor
                      P.O. Box 7780-1888
                      Philadelphia, PA 19182-1888

                      J J B Hilliard W L Lyons     Series A          19,609.180    5.887
                      Inc.                         Investor
                      Ralph B. Laxton
                      Kathryn E. Laxton JTWROS
                      A/C 5515-8322/2/

                      Dunham Trust Company         Series A          19,135.114    5.745
                      Trst Walter W. Tangeman      Investor
                      Fund A
                      1 East Liberty Street 6th
                      Floor
                      Reno, NV 89504

                      Key Trust Co.                Series A          17,634.417    5.294
                      FBO Barbara H. Wasson TR     Investor
                      A/C 20-10-208-0525740
                      P.O. Box 94871
                      Cleveland, OH 44101

                      J J B Hilliard W L Lyons     Series B          25,827.008   11.097
                      Inc.                         Investor
                      Tom Ragouzis Trust
                      U A DTD 12 19 97
                      A/C 7782-7178/2/

                      J J B Hilliard W L Lyons     Series B          23,899.606   10.269
                      Inc.                         Investor
                      James F. Seiler
                      A/C 8204-5743/2/

See notes at page 28.

                                                                                 Percentage  Percentage
                                                                    Amount of     of Class  of Portfolio
      Portfolio               Name & Address            Class      Shares Owned    Owned    Shares Owned
---------------------  ---------------------------  ------------- -------------- ---------- ------------
                       Merrill Lynch Pierce Fenner  Series B          20,751.406    8.916
                       & Smith Inc                  Investor
                       Financial Data Services Sec
                       97KN5/3/

                       J J B Hilliard W L Lyons     Series B          18,815.975    8.085
                       Inc.                         Investor
                       Elizabeth Jane Ragouzis
                       Trust
                       U A DTD 12 19 97
                       A/C 7790-6656/2/

                       J J B Hilliard W L Lyons     Series C          41,098.318   93.754
                       Inc.                         Investor
                       Thomas W. Seith
                       Donna N. Seith JTWROS
                       A/C 8204-7009/2/

                       Merrill Lynch Pierce Fenner  Series C           2,737.713    6.245
                       & Smith Inc                  Investor
                       Financial Data Services Sec
                       97KK4/3/

                       PNC Bank                     Institutional  8,454,511.650   97.971      91.470
                       Saxon & Co (PNC Inst)/4/

Pennsylvania Tax-Free  Merrill Lynch Pierce Fenner  Series C          13,710.032   27.478
 Income                & Smith Inc                  Investor
                       Financial Data Services Sec
                       97KK4/3/

                       J J B Hilliard W L Lyons     Series C          11,088.047   22.223
                       Inc.                         Investor
                       Sally Lou Ackroyd
                       Ted J. Ackroyd JTWROS
                       A/C 1004-5196/2/

                       Salomon Smith Barney Inc.    Series C          10,323.806   20.691
                       00173645528/8/               Investor

                       Salomon Smith Barney Inc.    Series C       6,585,725.000   13.199
                       00162008552/8/               Investor

                       J J B Hilliard W L Lyons     Series C           2,819.305    5.650
                       Inc.                         Investor
                       Jane Grosser Montgomery and
                       A/C 5987-0301/2/

                       Salomon Smith Barney Inc.    Series C           2,526.055    5.062
                       00173602386/8/               Investor

                       PNC Bank                     Institutional 82,457,091.750   98.871      91.952
                       Saxon & Co (PNC Inst)/4/

                       PFPC/7/                      Service          678,170.072   65.269

                       PNC Bank                     Service          275,150.803   26.481
                       Saxon & Co (PNC Service)/4/

North Carolina         200941173                    Series A         143,331.760   38.489
Municipal Money        Howard Floch                 Investor
Market                 4478 Moratock Ln
                       Clemmons, NC 27012

                       Joanne Floch                 Series A         133,504.710   35.851
                       4478 Moratock Ln.            Investor
                       Clemmons, NC 27012

                       Henry L. Fisher, Jr.         Series A          82,315.980   22.104
                       4144 Howard Rd.              Investor
                       Morrisville, NC 27560

                       Chase Manhattan Bank N A     Institutional 55,038,997.730   56.652      56.027
                       GSS as Agent
                       Attn: Stuart Freeman
                       Bank Coding/Money Funds
                       4 New York Plaza 13th Floor
                       New York, NY 10004

See notes at page 28.

                                                                             Percentage  Percentage
                                                                Amount of     of Class  of Portfolio
    Portfolio             Name & Address            Class      Shares Owned    Owned    Shares Owned
-----------------  ---------------------------- ------------- -------------- ---------- ------------
                   First Citizens Bank          Institutional 19,973,676.240   20.559      20.332
                   McWood & Company
                   Attn: Penny Eason/Trust Dept
                   P. O. Box 29522
                   Raleigh, NC 27626

                   Centura Bank                 Institutional  6,459,692.910    6.649       6.575
                   Attn: Trust Dept.
                   P. O. Box 1220
                   Rocky Mount, NC 27802

                   Trust Company of the South   Service          347,472.340   49.160
                   P. O. Box 1898
                   Burlington, NC 27216-1898

                   First Charter National Bank  Service          343,078.550   48.538
                   Mutual Partners Corporate
                   Cash Sweep
                   P. O. Box 228
                   Concord, NC 28026-0228

Ohio Municipal     Hilliard Lyons/6/            Series A      55,621,194.870   99.952      42.043
 Money Market                                   Investor

                   PNC Bank, 35                 Institutional 47,641,280.660   68.589      36.011
                   Institutional/4/

                   Wayne County National Bank   Institutional 11,268,594.290   16.223       8.517
                   Wayco & Co.
                   Stephen E. Kitchen Senior
                   T.O.
                   P. O. Box 757/1776 Beall
                   Ave.
                   Wooster, OH 44691

                   United Nat'l Bank & Trust    Institutional  6,072,631.260    8.742
                   Co.
                   Canat & Co.
                   P.O. Box 24190
                   Canton, OH 44701

                   PNC Bank, 35 Service/4/      Service        4,431,242.490   61.656

                   PNC Bank
                   Sweep
                   Treasury Mgmt/Inv. Services
                   PNC Firstside Ctr P7-PFSC-
                   03-D
                   500 First Avenue
                   Pittsburgh, PA 15265

Low Duration Bond  Salomon Smith Barney Inc.    Series A         108,863.799   15.133
                   00131512446/8/               Investor

                   Salomon Smith Barney Inc.    Series A          91,831.470   12.765
                   00131512040/8/               Investor

                   Salomon Smith Barney Inc.    Series A          79,317.580   11.026
                   00131512217/8/               Investor

                   Tilton School Endowment Fund Series A          52,017.424    7.231
                   30 School St.                Investor
                   Tilton, NH 03276

                   Merrill Lynch Pierce Fenner  Series B         401,026.808   33.702
                   & Smith Inc                  Investor
                   Financial Data Services Sec
                   97MK7/3/

                   Merrill Lynch Pierce Fenner  Series C         169,981.357   73.711
                   & Smith Inc                  Investor
                   Financial Data Services Sec
                   97KP5/3/

See notes at page 28.

                                                                             Percentage  Percentage
                                                                Amount of     of Class  of Portfolio
    Portfolio             Name & Address            Class      Shares Owned    Owned    Shares Owned
-----------------  ---------------------------  ------------- -------------- ---------- ------------
                   PNC Bank                     Institutional 11,604,559.274   92.597      33.347
                   Saxon & Co (PNC Inst)/4/

                   PNC Bank                     BlackRock      9,958,752.695   56.380      28.618
                   Saxon & Co (PNC Inst)/4/

                   Sharon Holding Corporation   BlackRock      1,780,415.048   10.079       5.116
                   919 North Market St., Ste.
                   200
                   Wilmington, DE 19801

                   Reform Pension Board         BlackRock      1,666,651.985    9.435
                   355 Lexington Avenue
                   New York, NY 10017

                   Iowa State University        BlackRock      1,610,808.001    9.119
                   Foundation
                   Attn: Don Behning
                   Alumni Suite Memorial Union
                   2229 Lincoln Way
                   Ames, IA 50014-7164

                   Strafe & Co. #2835616911     BlackRock        998,397.568    5.652
                   FAO Inland Foundation
                   P. O. Box 160
                   Westerville, OH 43086-0160

                   PNC Bank                     Service          839,312.320   34.073
                   Saxon & Co (PNC Service)/4/

Intermediate Bond  J J B Hilliard W L Lyons     Series A          60,664.850   11.379
                   Inc.                         Investor
                   Subaru of America
                   Foundation
                   A/C 8179-7655/2/
                   Ceridian Retirement          Series A          44,789.452    8.401
                   Services RK                  Investor
                   For APRSCNJ P A Plastic
                   Surgery Arts
                   Pension Plan & Trust
                   3201 34th Street South
                   St. Petersburg, FL 33711

                   J J B Hilliard W L Lyons     Series A          32,384.956    6.074
                   Inc.                         Investor
                   FBO Louis J. Neusner Trust
                   A/C 6882-5832/2/

                   J J B Hilliard W L Lyons     Series B          16,164.994   11.288
                   Inc.                         Investor
                   Eugene W. Hoffman and
                   A/C 4382-8555/2/

                   Merrill Lynch Pierce Fenner  Series B          11,718.561    8.183
                   & Smith Inc                  Investor
                   Financial Data Services/3/

                   J.J.B Hilliard W.L. Lyons    Series B          10,917.031    7.623
                   Inc.                         Investor
                   Carol A. Noonan
                   A/C 6308-6059/2/

                   J J B Hilliard W L Lyons     Series B           9,722.111    6.789
                   Inc.                         Investor
                   John Vietes
                   A/C 8992-5931/2/

                   J J B Hilliard W L Lyons     Series C          30,804.602   50.872
                   Inc.                         Investor
                   Greggo Ferrara Inc
                   Money Pension PL Trust
                   A/C 3494-7521/2/

See notes at page 28.

                                                                           Percentage  Percentage
                                                              Amount of     of Class  of Portfolio
   Portfolio            Name & Address            Class      Shares Owned    Owned    Shares Owned
---------------  ---------------------------  ------------- -------------- ---------- ------------
                 Merrill Lynch Pierce Fenner  Series C          17,777.309   29.358
                 & Smith Inc                  Investor
                 Financial Data Services/3/

                 J J B Hilliard W L Lyons     Series C           4,228.330    6.982
                 Inc.                         Investor
                 Kathryn Y. Rembold and
                 A/C 7033-4396/2/

                 PNC Bank                     Institutional 53,137,342.237   94.861      62.021
                 Saxon & Co (PNC Inst)/4/

                 Lafayette College            BlackRock      9,686,099.524   37.937      11.305
                 Endowment Pool
                 6 Markle Hall
                 Easton, PA 18042-1779

                 The Chase Manhattan Bank     BlackRock      4,010,377.436   15.707
                 TTEE
                 Ohio Casualty Insurance Co.
                 Employees Retirement Plan
                 4 New York Plaza 2nd Floor
                 New York, NY 10004

                 Lafayette College            BlackRock      2,675,646.319   10.479
                 Kirby Professorship
                 #30
                 6 Markle Hall
                 Easton, PA 18042-1779

                 UPMC Health Plan             BlackRock      2,335,472.367    9.147
                 C/O UPMC Health System
                 Attn: Dennis Zeh
                 One Chatham Center Suite
                 800
                 Pittsburgh, PA 15219

                 PNC Bank                     BlackRock      2,037,893.524    7.981
                 Saxon & Co (PNC Inst)/4/

                 Morgan Stanley Dean Witter   BlackRock      1,880,786.992    7.366
                 Trust/FSB NYU Hospital
                 Retirement Plan
                 Attn: Shibi Abraham 7th Fl
                 Harborside Fin Ctr Plaza II
                 Jersey City, NJ 07311

                 PNC Bank                     Service        1,688,212.243   49.775
                 Saxon & Co (PNC Service)/4/

Select Equity    Merrill Lynch Pierce Fenner  Series A         273,545.592    7.131
                 & Smith Inc                  Investor
                 Financial Data Services
                 97KK9/3/

                 Merrill Lynch Pierce Fenner  Series B         416,413.359    9.793
                 & Smith Inc                  Investor
                 Financial Data Services
                 97KM4/3/

                 Merrill Lynch Pierce Fenner  Series C         416,413.359    9.793
                 & Smith Inc                  Investor
                 Financial Data Services
                 97KK4/3/

                 Merrill Lynch Pierce         Series C         244,446.009   51.712
                 Financial Data Services SEC  Investor
                 97KP2/3/

                 PNC Bank                     Institutional 73,657,599.656   96.758      75.252
                 Saxon & Co (PNC Inst)/4/

                 PNC Bank                     Service       10,736,034.387   81.369      10.968
                 Saxon & Co (PNC Service)/4/

                 PFPC/7/                      Service        2,355,939.695   17.855

See notes at page 28.

                                                                               Percentage  Percentage
                                                                  Amount of     of Class  of Portfolio
    Portfolio              Name & Address            Class      Shares Owned     Owned    Shares Owned
------------------  ---------------------------  ------------- --------------- ---------- ------------
Small Cap Growth    Merrill Lynch Pierce Fenner  Series A        3,615,981.110   47.651
                    & Smith Inc                  Investor
                    Financial Data Services Sec
                    97KK6/3/

                    Merrill Lynch Pierce Fenner  Series B        1,273,863.414   32.203
                    & Smith Inc                  Investor
                    Financial Data Services Sec
                    97KF3/3/

                    Merrill Lynch Pierce Fenner  Series C        1,058,830.581   52.763
                    Sec 97KN9/3/                 Investor

                    PNC Bank                     Institutional  50,792,670.968   62.182      46.874
                    Saxon & Co (PNC Inst)/4/

                    Merrill Lynch Pierce Fenner  Institutional   5,884,342.203    7.203       5.430
                    Financial Data Services Sec
                    97L14/3/

                    Charles Schwab & Co Inc      Institutional   4,506,130.740    5.516
                    For Exclusive Benefit of
                    Customers
                    Special Custody Accounts
                    Attn: Mutual Funds
                    101 Montgomery St.
                    San Francisco, CA 94104

                    PNC Bank                     Service        10,584,392.922   80.643       9.767
                    Saxon & Co (PNC Service)/4/

                    Colorado County Officials &  Service         1,008,779.229    7.685
                    Employees Retirement Assoc
                    Attn: Jay Shoemaker Suite
                    400
                    4949 S. Syracuse Street
                    Denver, CO 80237-2747

                    Vanguard Fiduciary Trust     Service           784,819.332    5.979
                    Company
                    FBO AMETEK Retirement &
                    Svgs Pl
                    91746
                    P.O. Box 2600 VM613
                    Valley Forge, PA 19482

Pennsylvania        Hilliard Lyons/6/            Series A       86,820,992.950   98.359      13.051
Municipal Money                                  Investor
Market
                    PNC Bank, 35                 Institutional 471,779,003.030   92.103      70.921
                    Institutional/4/

                    PNC Bank, 35 Service/4/      Service        47,294,258.610   73.079       7.109

                    Hilliard Lyons/6/            Service        13,953,975.640   21.561

Virginia Municipal  First Virginia Bank Inc      Institutional  42,995,087.350   68.931      66.573
Money Market        Oldom & Company
                    Trust Asset Mgmt Dept.
                    Attn: Jane Le Maier/Room
                    400
                    6400 Arlington Blvd/Plaza I
                    Falls Church, VA 22042

                    Planters Bank & Trust Co.    Institutional   8,158,741.520   13.080      12.632
                    Planta & Co
                    Attn: Thomas A. Davis
                    P. O. Box 1268
                    Staunton, VA 24402-1268

                    PNC Bank                     Institutional   7,893,596.390   12.655      12.222
                    Saxon & Company/4/

See notes at page 28.

                                                                                 Percentage  Percentage
                                                                     Amount of    of Class  of Portfolio
      Portfolio                Name & Address            Class     Shares Owned    Owned    Shares Owned
----------------------  ---------------------------  ------------- ------------- ---------- ------------
International           Merrill Lynch Pierce Fenner  Series B         64,916.803   16.932
 Bond                   & Smith Inc                  Investor
                        Financial Data Services Sec
                        97KN0/3/

                        Merrill Lynch Pierce Fenner  Series C         45,913.192   16.063
                        & Smith Inc                  Investor
                        Financial Data Services Sec
                        97KP8/3/

                        PACO                         Series C         35,254.201   12.334
                        Attn: Mutual Funds 38615     Investor
                        P.O. Box 513577
                        Los Angeles, CA 90051

                        PNC Bank                     Institutional 5,784,403.671   82.152      63.918
                        Saxon & Co (PNC Inst)/4/

                        PNC Bank                     Service         251,535.649   62.824
                        Saxon & Co (PNC Service)/4/

                        Lobatco                      Service          75,956.246   18.971
                        P.O. Box 3188
                        Longview, TX 75606

International Emerging  PaineWebber for the Benefit  Series B          9,646.809    5.792
Markets                 of                           Investor
                        PaineWebber CDN AS52418
                        FBO Stephen L. Hileman
                        P.O. Box 1108
                        NY, NY 10268-1108

                        Merrill Lynch Pierce Fenner  Series B          8,945.667    5.371
                        & Smith Inc                  Investor
                        Financial Data Services Sec
                        97KH0/3/

                        Merrill Lynch Pierce Fenner  Series C         15,379.148   29.268
                        & Smith Inc                  Investor
                        Financial Data Services Sec
                        97KP1/3/

                        Salomon Smith Barney Inc.    Series C          4,578.755    8.713
                        00120364581/8/               Investor

                        Salomon Smith Barney Inc.    Series C          3,167.786    6.028
                        00120350778/8/               Investor

                        PNC Bank                     Institutional 7,817,304.404   99.284      90.359
                        Saxon & Co (PNC Inst)/4/

                        SEI Trust                    Service         203,015.113   68.905
                        C O Stanford Trust
                        Attention: Mutual Fund
                        Administrator
                        One Freedom Valley Drive
                        Oaks, PA 19456

                        PNC Bank                     Service          67,175.963   22.800
                        Saxon & Co (PNC Service)/4/

Government Income       J J B Hilliard W L Lyons     Series A         40,965.744    5.155
                        Inc.                         Investor
                        Edward F. Wheatley IRA
                        A/C 8992-0501/2/

                        Merrill Lynch Pierce Fenner  Series B        303,676.057   12.148       8.792
                        & Smith Inc                  Investor
                        Financial Data Services Sec
                        97KN1/3/

                        Merrill Lynch Pierce Fenner  Series C         97,947.802   61.489
                        Financial Data Services Sec  Investor
                        97KP9/3/

                        James V. Elmore              Series C          8,163.760    5.125
                        Frances H. Elmore TIC        Investor
                        7063 Helsem Way
                        Dallas, TX 75230-1989

See notes at page 28.

                                                                                                    Percentage  Percentage
                                                                                       Amount of     of Class  of Portfolio
     Portfolio                     Name & Address                          Class      Shares Owned    Owned    Shares Owned
--------------------  -----------------------------------------        ------------- -------------- ---------- ------------
New Jersey Municipal        Hilliard Lyons/6/                          Series A      12,227,476.190   98.816       7.284
Money Market                                                           Investor

                            PNC Bank, 35 Institutional/4/              Institutional 63,667,909.490   63.696      37.931

                            Boh & Co.                                  Institutional 21,518,518.220   21.528      21.820
                            Beacon Trust Company
                            Attn: Beth Patino
                            333 Main Street
                            Madison, NJ 07940

                            Chase Manhattan Bank                       Institutional  9,063,127.800    9.067       5.399
                            Administrative Services (IFG)
                            Attn: STIF Unit
                            Mailcode 18 HCB 340
                            P. O. Box 2558
                            Houston, TX 77252-2558

                            PNC Bank, 35 Service/4/                    Service       49,362,772.960   88.910      29.408

New Jersey Tax-Free         Timothy G. Ryan                            Series A          66,165.331   31.773
Income                      1477 Pennsylvania Avenue                   Investor
                            Franklinville, NJ 08322-2349

                            Merrill Lynch Pierce Fenner & Smith Inc.   Series A          18,348.420    8.811
                            Financial Data Services Sec 97KM1/3/       Investor

                            Salomon Smith Barney Inc.                  Series A          14,366.908    6.899
                            00168100993/8/                             Investor

                            PaineWebber for the Benefit of             Series A          12,728.035    6.112
                            Constance F. Kuolt                         Investor
                            Investment Account
                            100 Wyckoff Avenue
                            Wyckoff, NJ 07481-3141

                            Janney Montgomery Scott LLC                Series A          12,727.939    6.112
                            A/C 3199-6112                              Investor
                            Allen M. Fellows MD
                            1801 Market Street
                            Philadelphia, PA 19103-1675

                            Merrill Lynch Pierce Fenner & Smith Inc    Series B          18,763.902    8.736
                            Financial Data Services Sec 97KN4/3/       Investor

                            J J B Hilliard W L Lyons Inc.              Series B          17,108.640    7.965
                            The Sixty Lafayette Ave Corp               Investor
                            A/C 8310-3358/2/

                            J J B Hilliard W L Lyons Inc.              Series B          14,427.281    6.717
                            Edna Logan A/C 5900-2555/2                 Investor

                            PNC Bank                                   Institutional 11,386,495.342   99.767      85.191
                            Saxon & Co (PNC Inst)/4/

                            PNC Bank                                   Service          108,426.186    7.090
                            Saxon & Co (PNC Service)/4/

                      PFPC/7/                                          Service           91,170.492    5.961

Core Bond Total             Merrill Lynch Pierce Fenner & Smith Inc    Series A         219,782.224   15.690
 Return                     Financial Data Services Sec 97KL5/3/       Investor

                            J J B Hilliard W L Lyons Inc. Leah Levine  Series A         101,273.826    7.230
                            Grantor Retained Annuity Trust A/C 5670-   Investor
                            4911/2/

See notes at page 28.

                                                                              Percentage  Percentage
                                                                 Amount of     of Class  of Portfolio
    Portfolio            Name & Address             Class      Shares Owned     Owned    Shares Owned
 ---------------  ---------------------------   ------------- --------------- ---------- ------------
                  Merrill Lynch Pierce Fenner   Series B          644,610.589   36.266
                  & Smith Inc                   Investor
                  Financial Data Services SEC
                  97MK9/3/

                  Merrill Lynch Pierce Fenner   Series C        1,121,006.814   83.074
                  & Smith Inc                   Investor
                  Financial Data Services Sec
                  97KP7/3/

                  PNC Bank                      Institutional 103,783,009.086   92.579      62.055
                  Saxon & Co (PNC Inst)/4/

                  State Street Bank & Trust     BlackRock       9,157,920.722   21.651       5.475
                  Successor Trustee U/A USAA
                  Savings & Invest Plan,
                  Attn: Yvonne Lee
                  105 Rosemount Road
                  Westwood, MA 02090

                  PNC Bank                      BlackRock       7,101,985.942   16.791
                  Saxon & Co (PNC Inst)/4/

                  Owensboro Mercy Health        BlackRock       3,009,731.125    7.115
                  System Inc
                  Attn: William O Price
                  811 East Parrish Ave
                  Owensboro, KY 42303
                  Bank of New York              BlackRock       2,846,636.635    6.730
                  Wendel & Co A/C 161118
                  Mutual Fund Reorg Dept
                  P O Box 1066 Wall St
                  Station
                  New York, NY 10268
                  The Bank of New York          BlackRock       2,305,779.761    5.451
                  Committee
                  The Computer Science Corp.
                  Attn: Corporate Funds 12th
                  Fl
                  One Wall Street
                  New York, NY 10286
                  The University of             BlackRock       2,169,197.397    5.128
                  Connecticut
                  Foundation Inc
                  2390 Alumni Drive U-206
                  Storrs, CT 06269
                  PNC Bank                      Service         6,774,935.204   81.448
                  Saxon & Co (PNC Service)/4/
                  Charles Schwab & Co Inc       Service           645,426.134    7.759
                  For Exclusive Benefit of
                  Customers
                  Special Custody Accounts
                  Attn: Mutual Funds
                  101 Montgomery St.
                  San Francisco, CA 94104
 Mid Cap Value    Merrill Lynch Pierce Fenner   Series A           27,917.154    7.403
                  & Smith Inc                   Investor
                  Financial Data Services Sec
                  97AM3/3/
                  Merrill Lynch Pierce Fenner   Series B          151,565.341   25.490
                  & Smith Inc                   Investor
                  Financial Data Services Sec
                  97AM4/3/
                  Merrill Lynch Pierce Fenner   Series C          132,425.942   58.845
                  & Smith Inc                   Investor
                  Financial Data Services Sec
                  97AM5/3/
                  PNC Bank                      Institutional  18,654,168.205   98.131      82.142
                  Saxon & Co (PNC Inst)/4/

                  PNC Bank                      Service         2,107,743.581   84.199       9.281
                  Saxon & Co (PNC Service)/4/

                  PFPC/7/                       Service           377,861.888   15.094

See notes at page 28.

                                                                                Percentage  Percentage
                                                                   Amount of     of Class  of Portfolio
      Portfolio             Name & Address             Class      Shares Owned    Owned    Shares Owned
 ------------------- ---------------------------   ------------- -------------- ---------- ------------
 Mid Cap Growth      Merrill Lynch Pierce Fenner   Series A         715,285.143   13.793
                     Financial Data Services Sec   Investor
                     97AU1/3/

                     Merrill Lynch Pierce Fenner   Series B       1,912,050.697   24.310
                     & Smith Inc                   Investor
                     Financial Data Services Sec
                     97AU2/3/

                     Merrill Lynch Pierce Fenner   Series C       1,706,071.485   48.781
                     & Smith Inc                   Investor
                     Financial Data Services Sec
                     97AU3/3/

                     PNC Bank                      Institutional 39,014,349.033   95.880
                     Saxon & Co (PNC Inst)/4/

                     PNC Bank                      Service        3,770,899.630   78.536      62.885
                     Saxon & Co (PNC Service)/4/

                     PFPC/7/                       Service          630,281.992   13.126       6.078

                     Fidelity Investments          Service          342,433.741    7.131
                     Instl Op Co Inc (FIIOC As
                     Agt
                     for Certain Employee Ben
                     Plan)
                     100 Magellan Way (KW1C)
                     Covington, KY 41015

 International Small Merrill Lynch Pierce Fenner   Series A         656,455.081   37.618
 Cap                 & Smith Inc Financial Data    Investor
                     Services Sec 97R05/3/

                     Merrill Lynch Pierce Fenner   Series B         717,782.655   32.811       5.688
                     & Smith Inc Financial Data    Investor
                     Services Sec 97R06/3/

                     Merrill Lynch Pierce Fenner   Series C         753,724.951   46.188       6.220
                     & Smith Inc Financial Data    Investor
                     Services Sec 97R07/3/

                     PNC Bank                      Institutional  5,217,662.442   89.745       6.531
                     Saxon & Co (PNC Inst)/4/

                     Merrill Lynch Pierce Fenner   Institutional    329,440.355    5.666      45.215
                     & Smith Inc Financial Data
                     Services/3/

                     PFPC/7/                       Service          140,804.861   87.388

                     PNC Bank                      Class              9,400.842    5.834
                     Saxon & Co (PNC Service)/4/

 Delaware Tax-Free   Merrill Lynch/3/              Series A          55,943.563   15.140
 Income                                            Investor

                     Wilmington Trust Company      Series A          34,966.397    9.463
                     Trustee                       Investor
                     FBO Robert ORR
                     U/A DTD 02/19/99 A/C 47835-
                     0
                     C/O Mutual Funds
                     P.O. Box 8882
                     Wilmington, DE 19899-8882

                     J J B Hilliard W L Lyons      Series A          29,767.920    8.056
                     Inc.                          Investor
                     Harold A. Smith
                     A/C 8775-1181/2/

                     US Clearing Corp              Series A          21,950.413    5.940
                     FBO 104-01390-14              Investor
                     26 Broadway
                     NY, NY 10004-1798

                     J J B Hilliard W L Lyons      Series A          18,645.251    5.046
                     Inc.                          Investor
                     Edith M. Callahan
                     A/C 2064-7879/2/

                     Merrill Lynch Pierce Fenner   Series B          88,954.546   39.636
                     & Smith Inc Financial Data    Investor
                     Services Sec 97KK6/3/

See notes at page 28.

                                                                             Percentage  Percentage
                                                                 Amount of    of Class  of Portfolio
     Portfolio            Name & Address             Class     Shares Owned    Owned    Shares Owned
 ----------------- ---------------------------   ------------- ------------- ---------- ------------
                   Dean Witter For the Benefit   Series B         24,124.225   10.749
                   of                            Investor
                   Judith K. Holmes
                   P.O. Box 250 Church Street
                   Station
                   NY, NY 10008-0250

                   J J B Hilliard W L Lyons      Series B         16,730.110    7.454
                   Inc.                          Investor
                   Claire H. Conly
                   A/C 2107-0834 S./2/

                   Merrill Lynch/3/              Series C         20,786.923   49.789
                                                 Investor

                   Diane S. Kedash               Series C         16,441.399   39.380
                   35 Abelia Lane                Investor
                   Newark, DE 19711-3414

                   Dean Witter For the Benefit   Series A          3,177.450    7.610
                   of                            Investor
                   Alburn H. Brown
                   P.O. Box 250 Church Street
                   Station
                   NY, NY 10008-0250

                   PNC Bank                      Institutional 8,632,829.987   97.557      91.018
                   Saxon & Co (PNC Inst)/4/

 Kentucky Tax-Free PaineWebber for the Benefit   Series A         88,561.897   44.093
  Income           of                            Investor
                   Ruth B. Lewis
                   Tax Free Account
                   1730 Sulgrave Rd.
                   Louisville, KY 40205-1644

                   J J B Hilliard W L Lyons      Series A         29,780.685   14.827
                   Inc.                          Investor
                   Anne L. Walsh
                   A/C 8996-8767/2/

                   J J B Hilliard W L Lyons      Series A         16,171.021    8.051
                   Inc.                          Investor
                   Rosemary Kaiser Spencer
                   Exectr
                   A/C 8618-9423/2/

                   J J B Hilliard W L Lyons      Series A         13,735.255    6.838
                   Inc.                          Investor
                   Sam B. Dibble Jr. Residuary
                   Tr
                   A/C 2117-2628/2/

                   Prudential Securities Inc     Series A         10,830.331    5.392
                   FBO                           Investor
                   Mrs. Sheila Ann Evan Ms.
                   Linda
                   Lou Gallimore Co-TTEEs Ann
                   Marie Gallimore Revocable
                   Trust UA DTD 12 13 95
                   Carrollton, KY 41008-0276

                   J J B Hilliard W L Lyons      Series B         13,201.206   30.979
                   Inc.                          Investor
                   Margaret L. Hasson
                   A/C 4356-6511/2/

                   J J B Hilliard W L Lyons      Series B         10,760.180   25.251
                   Inc.                          Investor
                   David L. Norris and
                   A/C 6318-1370/2/

                   J J B Hilliard W L Lyons      Series B          4,995.554   11.723
                   Inc.                          Investor
                   Martha S. Stamper
                   A/C 8993-6457/2/

                   J J B Hilliard W L Lyons      Series B          3,519.620    8.259
                   Inc.                          Investor
                   Alma Lillian Jones
                   A/C 5056-1636/2/

See notes at page 28.

                                                                             Percentage  Percentage
                                                                Amount of     of Class  of Portfolio
    Portfolio            Name & Address             Class      Shares Owned    Owned    Shares Owned
 ---------------- ---------------------------   ------------- -------------- ---------- ------------
                  Janney Montgomery Scott LLC   Series B           2,650.670    6.220
                  A/C 8685-1192                 Investor
                  Russell C. White
                  1801 Market Street
                  Philadelphia, PA 19103-1675

                  Ronnie Michael Sandlin TTEE   Series C           3,641.033   35.862
                  U A DTD 7-7-93                Investor
                  Hazel F. Sandlin Trust
                  303 Sandlin Rd
                  Carrolton, KY 41008-9162

                  J J B Hilliard W L Lyons      Series C           3,313.846   32.639
                  Inc.                          Investor
                  Jerry A. Bennett
                  A/C 1466-6109/2/

                  J J B Hilliard W L Lyons      Series C           3,186.801   31.388
                  Inc.                          Investor
                  Richard L. Rawe
                  Mary A. Rawe JTWROS
                  A/C 7788-9151/2/

                  PNC Bank                      Institutional 14,632,845.641   93.254      91.718
                  Saxon & Co (PNC Inst)/4/

                  PNC Bank                      Service            9,159.908   99.878
                  Saxon & Co (PNC Service)/4/

 Micro-Cap Equity Merrill Lynch Pierce Fenner   Series A         712,224.182   19.981
                  & Smith Inc                   Investor
                  Financial Data Services Sec
                  97KK6/3/

                  Merrill Lynch Pierce Fenner   Series B       1,402,721.790   25.544       9.600
                  & Smith Inc                   Investor
                  Financial Data Services Sec
                  97KK6/3/

                  Merrill Lynch Pierce Fenner   Series B       1,250,510.575   42.507       8.558
                  & Smith Inc                   Investor
                  Financial Data Services Sec
                  97KK6/3/

                  PNC Bank                      Institutional  2,059,178.274   81.024      14.092
                  Saxon & Co. (PNC Inst.)/4/

                  Merrill Lynch Pierce Fenner   Institutional    316,105.537   12.438
                  & Smith Inc
                  Financial Data Services Sec
                  97KK6/3/

                  PNC Bank                      Service           27,762.040   38.307
                  Saxon & Co. (PNC
                  Service)/4/

                  Retail Omnibus Account        Service            9,715.376   13.405
                  Midlantic Investar
                  Customers
                  Blackrock Funds
                  Attn: Rhonda Stanford
                  400 Bellevue Parkway
                  Wilmington, DE 19809

 GNMA Portfolio   J J B Hilliard W L Lyons      Series A          23,500.158    9.885
                  Inc.                          Investor
                  St. Mary's Episcopal Church
                  C/O Noel Becker
                  A/C 8972-7215/2/

                  Mary S. Gregg                 Series A          15,507.775    6.523
                  Homewood, 509 Silvery Ln.     Investor
                  Martinsburg, PA 16662

See notes at page 28.

                                                                                            Percentage  Percentage
                                                                               Amount of     of Class  of Portfolio
  Portfolio          Name & Address                                Class      Shares Owned    Owned    Shares Owned
 ------------ ----------------------------------------         ------------- -------------- ---------- ------------
                    J J B Hilliard W L Lyons                   Series A          13,058.544    5.493
                    Inc.                                       Investor
                    Mary E. Kehoe, A/C 5089-
                    5422/2/

                    J J B Hilliard W L Lyons                   Series B           6,768.459    6.844
                    Inc.                                       Investor
                    Elizabeth H. Rowland
                    Dunwoody Village CH-13
                    A/C 7835-8034/2/

                    Merrill Lynch Pierce Fenner                Series B           6,357.330    6.428
                    & Smith Inc                                Investor
                    Financial Data Services Sec
                    97KK6/3/

                    Merrill Lynch Pierce Fenner                Series C          12,999.039   58.514
                    & Smith Inc                                Investor
                    Financial Data Services Sec
                    97KP2/3/

                    A G Edwards Sons Custodian                 Series C           4,312.062   19.410
                    for                                        Investor
                    Charles W. Burris IRA
                    Account
                    C/O Midwest Anesthesia
                    P.O. Box 31579
                    St. Louis, MO 63131

                    Donaldson Lufkin                           Series C           3,061.110   13.779
                    Jenrette/5/                                Investor

                    PNC Bank                                   Institutional  9,650,438.103   99.441      95.736
                    Saxon & Co. (PNC Inst.)/4/

                    PNC Bank                                   Service           16,714.394   99.927
                    Saxon & Co. (PNC
                    Service)/4/

 Index Equity       Merrill Lynch Pierce Fenner                Series A         521,235.047   14.094
                    & Smith Inc                                Investor
                    Financial Data Services Sec
                    97KL0/3/

                    Merrill Lynch Pierce Fenner                Series B       4,781,029.835   35.477
                    & Smith Inc                                Investor
                    Financial Data Services Sec
                    97MK5/3/

                    Merrill Lynch Pierce Fenner                Series C      12,037,891.897   59.815
                    & Smith Inc                                Investor
                    Financial Data Services Sec
                    97KP2/3/

                    PNC Bank                                   Institutional 23,099,342.442   86.884      28.249
                    Saxon & Co. (PNC Inst.)/4/

                    Wendel Co. A/C 620947                      Institutional  1,399,041.132    5.262
                    C/O The Bank of NY
                    Attn: Mutual Fund Reorg.
                    Dept.
                    P.O. Box 1066 Wall St. Station New York,
                    NY 10268

                    PNC Bank                                   Service       13,150,454.605   90.519      16.082
                    Saxon & Co. (PNC
                    Service)/4/

--------
1 C/O Blackrock Financial Mgmt., Attn: Kenneth A. Boog, 101 East 52nd Street, 7th Fl., New York, NY 10022
2  501 S. 4th Street, Louisville, KY 40202
3 Attn: Stock Powers, 4800 E. Deer Lake Dr., 3rd Fl., Jacksonville, FL 32246 4 Attn: Lawrence Lockwood, ACI Dept/Reorg, F6-F266-02-2 8800, Tinicum Blvd.,
   Philadelphia, PA 19153
5  Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-9998
6 Cash Balance Sweeps, Attn: Barbara O'Neal, 501 Hilliard Lyons Ctr, Louisville, KY 40202
7 FBO Hilliard Lyons/Capital Directions, 211 S. Gulph Road, King of Prussia, PA 19406
8  333 West 34th Street, 3rd Floor, New York, NY 10001

                            ADDITIONAL INFORMATION

  BlackRock Financial Management, Inc. ("BFM"), an affiliate of BlackRock located at 345 Park Avenue, New York, New York 10154, serves as sub-adviser for the Bond Portfolios and for the Balanced Portfolio, and as adviser for the Multi-Sector Mortgage Securities Portfolio IV and for the BlackRock Strategic Portfolio I. BlackRock International, Ltd. ("BIL"), an affiliate of BlackRock located at 40 Torphichen Street, Edinburgh, Scotland EH3 8JB, serves as co-investment adviser for the Global Communications Portfolio and as sub-adviser for the International Equity, International Emerging Markets and International Small Cap Equity Portfolios. BlackRock Institutional Management Corporation ("BIMC"), an affiliate of BlackRock located at 100 Bellevue Parkway, Wilmington, Delaware 19809, serves as sub-adviser for the Money Market Portfolios.

  The only portfolio not managed by BlackRock, BFM, BIL, BMIC or any other BlackRock affiliate is the Index Equity Portfolio, which invests all of its assets in The U.S. Large Company Series (the "Index Master Portfolio") of The DFA Investment Trust Company. The Index Master Portfolio is advised by Dimensional Fund Advisors Inc., located at 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

  PFPC Inc. serves as the Fund's transfer agent. The address of PFPC Inc. is 400 Bellevue Parkway, Wilmington, Delaware 19809.

  BlackRock Distributors, Inc. serves as the Fund's distributor. The address of BlackRock Distributors, Inc. is 3200 Horizon Drive, King of Prussia, PA 19406.

                     Fees Paid To Independent Accountants

  Audit Fees. The aggregate fees paid to PricewaterhouseCoopers LLP ("PwC"), the Fund's independent accountants, in connection with the annual audit of the Fund and the review of the Fund's financial statements for the fiscal year ended September 30, 2000 was $484,500.

  Financial Information Systems Design and Implementation Fees. There were no fees billed for information technology services rendered by PwC to the Fund, BlackRock and entities controlled by or affiliated with BlackRock that provide services to the Fund for the fiscal year ended September 30, 2000.

  All Other Fees. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to the Fund, BlackRock and entities controlled by or affiliated with BlackRock that provide services to the Fund for the fiscal year ended September 30, 2000 was $124,000. The Audit Committee has not yet had an opportunity to determine whether the provision of these non-audit services is compatible with maintaining the independence of PwC.

                Delivery of Proxy Statement and Fund Documents

  To avoid sending duplicate copies of materials to households, the Fund mails only one copy of the proxy statement to shareholders having the same residential or post office box address, unless contrary instructions were received. This practice is called "householding" and can save the Fund a significant portion of its printing and mailing costs. Shareholders should contact BlackRock toll-free at (800) 441-7762 or c/o PFPC Inc., P.O. Box 8907, Wilmington, DE 19899-8907, if they require additional copies of the proxy statement, if they do not want the mailings of Fund documents to be combined with those for the other shareholders at the same address, or if they are currently receiving multiple copies and would like to request householding in the future. Individual copies of the proxy statement will be delivered promptly to the shareholders that request them.

                                Other Business

  The Board of Trustees of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                        Expenses of Proxy Solicitation

  The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of BlackRock or their respective affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.

April 4, 2001

BLACKROCK FUNDS
100 BELLEVUE PARKWAY
WILMINGTON, DE 19809

                                 BLACKROCK FUNDS
                  SPECIAL MEETING OF SHAREHOLDERS - MAY 4, 2001
           This Proxy is Solicited on Behalf of the Board of Trustees

         The undersigned hereby appoints Robert Connolly, Brian Kindelan and Anne Ackerley, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of BlackRock Advisors, Inc., 100 Bellevue Parkway, Wilmington, Delaware 19809, on the 3rd floor, on May 4, 2001, at 10:00 a.m., and at any adjournments thereof, upon the matters set forth in the Notice of Special Meeting and Proxy Statement dated April 4, 2001 and upon all other matters properly coming before said Meeting.

         Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the shareholder. If no direction is made, this proxy will be voted FOR Proposal 1 (the nominees for Trustee). Please refer to the Proxy Statement for a discussion of the Proposal.

To vote by Telephone
1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-890-6903
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet
1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Mail
1) Mark, sign and date your proxy card.
2) Return it in the enclosed postage paid envelope.

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

[x] VOTES MUST BE
    INDICATED (X) IN
    BLACK OR BLUE INK.


        THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 1
                     (including all nominees for Trustee).


1. Election of Trustees.
Nominees to serve on the Board of Trustees:         2. The persons named as
(01) William O. Albertini    (02) Raymond J. Clark     proxies are authorized to
(03) Stuart E. Eizenstat     (04) Laurence D. Fink     vote in their discretion
(05) Robert M. Hernandez     (06) Dr. Judith Rodin     on any other business as
(07) David R. Wilmerding, Jr.                          may properly come before
                                                       the Meeting.


            FOR      [_]       [_]  WITHHOLD AUTHORITY
        The nominees                 to vote for the
        listed above               nominees listed above



[_]______________________________________           3. If you plan to        [_]
   (INSTRUCTION: To withhold authority to              attend the Meeting,
   vote for any individual nominee, write              please check the box
   that nominee's number in the space                  at right.
   provided above.)


                                                    Change of Address and/or [_]
                                                    Comments mark here and
                                                    indicate on the reverse.

                                                    Please Sign, Date and
                                                    Return the Proxy Promptly
                                                    Using the Enclosed
                                                    Envelope.

Signature:                                             Date:
            ---------------------------------                -------------

Signature:                                             Date:
           ----------------------------------                -------------